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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------
                                    FORM 8-K
                        ---------------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 22, 2005

                        Commission File Number 000-28685

                         VERTICAL COMPUTER SYSTEMS, INC.
                           (Exact name of registrant)

           Delaware                                   65-0393635
           --------                                   ----------
   (State of incorporation)              (I.R.S. Employer Identification No.)

              201 Main Street, Suite 1175, Fort Worth, Texas 76102 (Address of principal executive offices and zip code)


                                 (817) 348-8717
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS

      On Monday, August 22, 2005, Sheri Pantermuehl gave notice of her resignation as the Chief Financial Officer of Vertical Computer Systems, Inc. (the "Company") and its 100% owned subsidiary, Now Solutions, Inc ("Now Solutions") which shall be effective September 2, 2005. Ms. Pantermuehl will continue to provide accounting services to the Company and Now Solutions, on a part-time basis, in exchange for remuneration.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (a) None

      (b) None

      (c) None

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           VERTICAL COMPUTER SYSTEMS, INC.

Dated:  August 26, 2005                    By: /s/ Richard Wade
                                               --------------------------------
                                               Richard Wade, President and
                                               Chief Executive Officer